Exhibit 99.2

Devon Energy First-Quarter 2026

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Balance Sheets	4

Consolidated Statements of Cash Flows	5

Production	6

Capital Expenditures and Supplemental Information for Capital Expenditures	7

Realized Pricing	8

Asset Margins	9

Core Earnings	10

EBITDAX	11

Net Debt, Net Debt-to-EBITDAX, Free Cash Flow and Reinvestment Rate	12

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil, gas and NGL sales	$2,977	$2,578	$2,809	$2,710	$3,126
Oil, gas and NGL derivatives (1)	(701)	184	80	236	(98)
Marketing and midstream revenues	1,531	1,359	1,442	1,338	1,424

Total revenues	3,807	4,121	4,331	4,284	4,452

Production expenses (2)	894	861	895	899	912
Exploration expenses	25	5	8	20	10
Marketing and midstream expenses	1,547	1,389	1,453	1,357	1,436
Depreciation, depletion and amortization	904	890	879	914	912
Asset impairments	—	—	—	—	254
Asset dispositions	1	(1)	(37)	(307)	2
General and administrative expenses	125	135	114	113	130
Financing costs, net (3)	109	107	109	116	123
Restructuring and transaction costs	19	—	9	9	18
Other, net	17	(12)	(11)	2	9

Total expenses	3,641	3,374	3,419	3,123	3,806

Earnings before income taxes	166	747	912	1,161	646
Income tax expense (4)	46	185	219	244	137

Net earnings	120	562	693	917	509
Net earnings attributable to noncontrolling interests	—	—	6	18	15

Net earnings attributable to Devon	$120	$562	$687	$899	$494

Net earnings per share:
Basic net earnings per share	$0.19	$0.91	$1.09	$1.42	$0.77
Diluted net earnings per share	$0.19	$0.90	$1.09	$1.41	$0.77
Weighted average common shares outstanding:
Basic	616	621	628	635	643
Diluted	618	622	629	636	645

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

(in millions)	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Derivative cash settlements	$(57)	$125	$50	$67	$(10)
Derivative valuation changes	(644)	59	30	169	(88)

Oil, gas and NGL derivatives	$(701)	$184	$80	$236	$(98)

(2) PRODUCTION EXPENSES

(in millions)	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Lease operating expense	$486	$479	$481	$483	$479
Gathering, processing & transportation	191	195	213	219	204
Production taxes	205	172	184	180	212
Property taxes	12	15	17	17	17

Production expenses	$894	$861	$895	$899	$912

(3) FINANCING COSTS, NET

(in millions)	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Interest based on debt outstanding	$118	$119	$125	$126	$127
Interest income	(14)	(14)	(18)	(14)	(10)
Other	5	2	2	4	6

Financing costs, net	$109	$107	$109	$116	$123

(4) INCOME TAX EXPENSE

(in millions)	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Current expense (benefit) (1)	$(188)	$23	$(44)	$226	$96
Deferred expense	234	162	263	18	41

Income tax expense	$46	$185	$219	$244	$137

(1)

Reflects the impact of new tax guidance released in the first quarter of 2026 which established a new adjustment to the corporate alternative minimum tax associated with the amortization of research costs beginning in 2025 under the One Big Beautiful Bill Act transition rule.

CONSOLIDATED BALANCE SHEETS

(in millions)	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Current assets:
Cash, cash equivalents and restricted cash	$1,815	$1,434	$1,278	$1,759	$1,234
Accounts receivable	2,250	1,792	1,835	1,853	2,036
Inventory	319	336	361	327	332
Other current assets	378	444	393	384	303

Total current assets	4,762	4,006	3,867	4,323	3,905
Oil and gas property and equipment, based on successful efforts accounting, net	23,912	23,731	23,591	23,428	23,429
Other property and equipment, net	1,686	1,688	1,698	1,687	1,653

Total property and equipment, net	25,598	25,419	25,289	25,115	25,082
Goodwill	753	753	753	753	753
Right-of-use assets	312	299	247	185	127
Investments	715	727	679	640	713
Other long-term assets	403	395	386	374	348

Total assets	$32,543	$31,599	$31,221	$31,390	$30,928

Current liabilities:
Accounts payable	$975	$790	$934	$885	$923
Revenues and royalties payable	1,678	1,491	1,464	1,440	1,588
Short-term debt	999	998	998	485	485
Other current liabilities	1,082	807	646	727	622

Total current liabilities	4,734	4,086	4,042	3,537	3,618
Long-term debt	7,387	7,391	7,393	8,393	8,395
Lease liabilities	206	197	158	113	77
Asset retirement obligations	986	863	850	839	835
Other long-term liabilities	940	907	962	1,008	1,041
Deferred income taxes	2,862	2,627	2,466	2,208	2,189
Stockholders’ equity:
Common stock	62	62	63	64	64
Additional paid-in capital	5,316	5,388	5,618	5,864	6,096
Retained earnings	10,171	10,200	9,788	9,252	8,506
Accumulated other comprehensive loss	(121)	(122)	(119)	(120)	(121)

Total stockholders’ equity attributable to Devon	15,428	15,528	15,350	15,060	14,545
Noncontrolling interests	—	—	—	232	228

Total equity	15,428	15,528	15,350	15,292	14,773

Total liabilities and equity	$32,543	$31,599	$31,221	$31,390	$30,928

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Cash flows from operating activities:
Net earnings	$120	$562	$693	$917	$509
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	904	890	879	914	912
Asset impairments	—	—	—	—	254
Leasehold impairments	3	(2)	1	7	5
Accretion of liabilities	4	3	4	3	6
Total (gains) losses on commodity derivatives	701	(184)	(80)	(236)	98
Cash settlements on commodity derivatives	(57)	125	50	67	(10)
(Gains) losses on asset dispositions	1	(1)	(37)	(307)	2
Deferred income tax expense	234	162	263	18	41
Share-based compensation	22	22	24	23	30
Other	22	(5)	(45)	5	(22)
Changes in assets and liabilities, net	(299)	(38)	(62)	134	117

Net cash from operating activities	1,655	1,534	1,690	1,545	1,942

Cash flows from investing activities:
Capital expenditures	(839)	(832)	(870)	(956)	(934)
Acquisitions of property and equipment	(190)	(101)	(197)	(16)	(8)
Divestitures of property and equipment and investments	2	2	38	372	133
Distributions from investments	9	11	7	11	9
Contributions to investments and other	(2)	(50)	(2)	(8)	(2)

Net cash from investing activities	(1,020)	(970)	(1,024)	(597)	(802)

Cash flows from financing activities:
Repayments of long-term debt	—	—	(485)	—	—
Repurchases of common stock	(69)	(250)	(250)	(249)	(301)
Dividends paid on common stock	(155)	(149)	(151)	(156)	(163)
Contributions from noncontrolling interests	—	—	—	—	14
Distributions to noncontrolling interests	—	—	—	(14)	(9)
Acquisition of noncontrolling interests	—	—	(260)	—	—
Repayment of finance leases	(3)	(8)	—	—	(274)
Shares exchanged for tax withholdings and other	(27)	—	(1)	(5)	(19)

Net cash from financing activities	(254)	(407)	(1,147)	(424)	(752)

Effect of exchange rate changes on cash	—	(1)	—	1	—

Net change in cash, cash equivalents and restricted cash	381	156	(481)	525	388
Cash, cash equivalents and restricted cash at beginning of period	1,434	1,278	1,759	1,234	846

Cash, cash equivalents and restricted cash at end of period	$1,815	$1,434	$1,278	$1,759	$1,234

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,763	$1,384	$1,229	$1,713	$1,198
Restricted cash	52	50	49	46	36

Total cash, cash equivalents and restricted cash	$1,815	$1,434	$1,278	$1,759	$1,234

PRODUCTION

	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil (MBbls/d)
Delaware Basin	225	234	223	228	216
Rockies	103	102	111	104	112
Eagle Ford	43	39	41	39	45
Anadarko Basin	12	12	12	13	11
Other	4	3	3	3	4

Total	387	390	390	387	388

Natural gas liquids (MBbls/d)
Delaware Basin	137	146	134	133	118
Rockies	46	51	53	47	44
Eagle Ford	11	10	11	11	15
Anadarko Basin	24	24	30	31	26
Other	—	—	—	—	—

Total	218	231	228	222	203

Gas (MMcf/d)
Delaware Basin	831	848	834	823	744
Rockies	230	234	245	228	233
Eagle Ford	76	56	70	62	117
Anadarko Basin	235	246	261	274	252
Other	1	1	—	1	—

Total	1,373	1,385	1,410	1,388	1,346

Total oil equivalent (MBoe/d)
Delaware Basin	501	521	496	498	458
Rockies	187	192	205	189	195
Eagle Ford	66	57	63	60	79
Anadarko Basin	75	77	85	90	79
Other	4	4	4	4	4

Total	833	851	853	841	815

CAPITAL EXPENDITURES

(in millions)	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	$451	$454	$465	$482	$502
Rockies	218	231	191	228	216
Eagle Ford	120	137	141	122	156
Anadarko Basin	38	32	25	45	47
Other	1	2	1	2	2

Total upstream capital	$828	$856	$823	$879	$923

Midstream and Corporate	20	27	36	53	41

Capital expenditures	$848	$883	$859	$932	$964

Acquisitions	151	141	197	16	8

Total capital	$999	$1,024	$1,056	$948	$972

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS
	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	57	48	60	57	73
Rockies	27	26	21	23	24
Eagle Ford	12	18	24	22	30
Anadarko Basin	7	8	10	11	5

Total	103	100	115	113	132

GROSS OPERATED WELLS TIED-IN
	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	53	45	61	57	79
Rockies	33	17	22	30	16
Eagle Ford	24	23	10	10	35
Anadarko Basin	—	10	9	13	6

Total	110	95	102	110	136

NET OPERATED WELLS TIED-IN
	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	49	35	40	46	54
Rockies	27	14	18	27	13
Eagle Ford	23	19	10	7	26
Anadarko Basin	—	4	5	5	2

Total	99	72	73	85	95

AVERAGE LATERAL LENGTH
(based on wells tied-in)	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	11,000’	11,800’	11,100’	10,500’	10,300’
Rockies	12,500’	11,600’	13,000’	12,300’	12,200’
Eagle Ford	7,000’	5,900’	7,200’	8,200’	7,800’
Anadarko Basin	—	10,100’	10,000’	10,000’	12,500’

Total	10,500’	10,200’	10,300’	10,300’	10,700’

REALIZED PRICING

BENCHMARK PRICES
(average prices)	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$72.10	$59.09	$64.92	$63.95	$71.50
Natural Gas ($/Mcf) - Henry Hub	$5.05	$3.55	$3.07	$3.44	$3.65
NGL ($/Bbl) - Mont Belvieu Blended	$24.86	$23.67	$24.25	$25.58	$29.65
REALIZED PRICES
	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil (Per Bbl)
Delaware Basin	$70.89	$57.94	$63.89	$62.60	$70.28
Rockies	67.14	54.99	61.14	59.05	66.40
Eagle Ford	68.98	58.18	64.87	63.14	69.85
Anadarko Basin	70.24	57.46	63.68	62.09	71.15

Realized price without hedges	69.66	57.19	63.21	61.70	69.13
Cash settlements	(1.72)	2.47	0.78	1.27	0.02

Realized price, including cash settlements	$67.94	$59.66	$63.99	$62.97	$69.15

Natural gas liquids (Per Bbl)
Delaware Basin	$19.60	$18.42	$18.25	$19.10	$22.76
Rockies	7.83	9.02	10.26	9.27	14.72
Eagle Ford	24.54	22.28	22.85	23.03	28.65
Anadarko Basin	23.23	21.50	20.94	22.41	26.91

Realized price without hedges	17.80	16.86	17.01	17.71	22.03
Cash settlements	—	0.23	0.17	0.11	(0.10)

Realized price, including cash settlements	$17.80	$17.09	$17.18	$17.82	$21.93

Gas (Per Mcf)
Delaware Basin	$0.73	$0.96	$1.50	$1.34	$2.47
Rockies	1.80	0.33	(0.42)	(0.50)	1.48
Eagle Ford	4.01	3.14	2.78	3.01	3.36
Anadarko Basin	4.03	3.13	2.57	2.86	3.42

Realized price without hedges	1.66	1.33	1.43	1.41	2.55
Cash settlements	0.02	0.25	0.15	0.15	(0.07)

Realized price, including cash settlements	$1.68	$1.58	$1.58	$1.56	$2.48

Total oil equivalent (Per Boe)
Delaware Basin	$38.44	$32.72	$36.18	$35.92	$43.00
Rockies	41.18	32.04	35.33	34.29	43.29
Eagle Ford	53.11	45.82	48.85	48.32	49.75
Anadarko Basin	31.29	25.62	23.97	25.28	29.96

Realized price without hedges	39.70	32.92	35.82	35.43	42.58
Cash settlements	(0.76)	1.60	0.64	0.87	(0.13)

Realized price, including cash settlements	$38.94	$34.52	$36.46	$36.30	$42.45

ASSET MARGINS

BENCHMARK PRICES
(average prices)	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$72.10	$59.09	$64.92	$63.95	$71.50
Natural Gas ($/Mcf) - Henry Hub	$5.05	$3.55	$3.07	$3.44	$3.65
NGL ($/Bbl) - Mont Belvieu Blended	$24.86	$23.67	$24.25	$25.58	$29.65
PER-UNIT CASH MARGIN BY ASSET (per Boe)
	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin
Realized price	$38.44	$32.72	$36.18	$35.92	$43.00
Lease operating expenses	(5.19)	(5.11)	(5.38)	(5.54)	(5.74)
Gathering, processing & transportation	(2.57)	(2.57)	(2.94)	(3.17)	(3.00)
Production & property taxes	(2.91)	(2.44)	(2.52)	(2.63)	(3.13)

Field-level cash margin	$27.77	$22.60	$25.34	$24.58	$31.13

Rockies
Realized price	$41.18	$32.04	$35.33	$34.29	$43.29
Lease operating expenses	(10.02)	(9.05)	(8.27)	(9.13)	(9.31)
Gathering, processing & transportation	(1.04)	(1.03)	(0.99)	(0.86)	(1.14)
Production & property taxes	(3.32)	(2.64)	(3.04)	(2.85)	(3.83)

Field-level cash margin	$26.80	$19.32	$23.03	$21.45	$29.01

Eagle Ford
Realized price	$53.11	$45.82	$48.85	$48.32	$49.75
Lease operating expenses	(7.98)	(7.90)	(7.83)	(7.52)	(6.65)
Gathering, processing & transportation	(2.14)	(1.98)	(2.27)	(1.94)	(2.47)
Production & property taxes	(2.81)	(2.43)	(2.89)	(3.02)	(2.65)

Field-level cash margin	$40.18	$33.51	$35.86	$35.84	$37.98

Anadarko Basin
Realized price	$31.29	$25.62	$23.97	$25.28	$29.96
Lease operating expenses	(3.76)	(3.19)	(3.25)	(2.98)	(3.20)
Gathering, processing & transportation	(6.64)	(6.19)	(5.98)	(6.13)	(6.01)
Production & property taxes	(1.71)	(1.22)	(1.30)	(1.32)	(1.62)

Field-level cash margin	$19.18	$15.02	$13.44	$14.85	$19.13

Devon - Total
Realized price	$39.70	$32.92	$35.82	$35.43	$42.58
Lease operating expenses	(6.48)	(6.11)	(6.14)	(6.31)	(6.53)
Gathering, processing & transportation	(2.54)	(2.49)	(2.71)	(2.86)	(2.78)
Production & property taxes	(2.90)	(2.39)	(2.56)	(2.58)	(3.11)

Field-level cash margin	$27.78	$21.93	$24.41	$23.68	$30.16

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on first-quarter 2026 and fourth-quarter 2025 earnings.

	Quarter Ended March 31, 2026
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$166	$120	$120	$0.19
Adjustments:
Asset dispositions	1	1	1	—
Asset and exploration impairments	2	2	2	0.01
Fair value changes in financial instruments	644	499	499	0.81
Restructuring and transaction costs	19	19	19	0.03

Core earnings (Non-GAAP)	$832	$641	$641	$1.04

	Quarter Ended December 31, 2025
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$747	$562	$562	$0.90
Adjustments:
Asset dispositions	(1)	—	—	—
Asset and exploration impairments	1	1	1	—
Change in tax legislation	—	(6)	(6)	(0.01)
Fair value changes in financial instruments	(59)	(47)	(47)	(0.07)
Restructuring and transaction costs	—	—	—	—

Core earnings (Non-GAAP)	$688	$510	$510	$0.82

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset impairments; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q1 ‘26	Q4 ‘25	Q3 ‘25	Q2 ‘25	TTM	Q1 ‘25
Net earnings (GAAP)	$120	$562	$693	$917	$2,292	$509
Financing costs, net	109	107	109	116	441	123
Income tax expense	46	185	219	244	694	137
Exploration expenses	25	5	8	20	58	10
Depreciation, depletion and amortization	904	890	879	914	3,587	912
Asset impairments	—	—	—	—	—	254
Asset dispositions	1	(1)	(37)	(307)	(344)	2
Share-based compensation	22	22	21	22	87	24
Derivative & financial instrument non-cash val. changes	644	(59)	(30)	(169)	386	88
Restructuring and transaction costs	19	—	9	9	37	18
Accretion on discounted liabilities and other	17	(12)	(11)	2	(4)	9

EBITDAX (Non-GAAP)	$1,907	$1,699	$1,860	$1,768	$7,234	$2,086

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and restricted cash. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Total debt (GAAP)	$8,386	$8,389	$8,391	$8,878	$8,880
Less:
Cash, cash equivalents and restricted cash	(1,815)	(1,434)	(1,278)	(1,759)	(1,234)

Net debt (Non-GAAP)	$6,571	$6,955	$7,113	$7,119	$7,646

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Net debt (Non-GAAP)	$6,571	$6,955	$7,113	$7,119	$7,646
EBITDAX (Non-GAAP) (1)	$7,234	$7,413	$7,845	$7,838	$8,034

Net debt-to-EBITDAX (Non-GAAP)	0.9	0.9	0.9	0.9	1.0

(1)	EBITDAX is an annualized measure using a trailing twelve-month calculation.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Total operating cash flow (GAAP)	$1,655	$1,534	$1,690	$1,545	$1,942
Less capital expenditures (Excluding acquisitions):	(839)	(832)	(870)	(956)	(934)

Free cash flow (Non-GAAP)	$816	$702	$820	$589	$1,008

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	2026	2025
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Capital expenditures (Accrued)	$999	$1,024	$1,056	$948	$972
Operating cash flow	$1,655	$1,534	$1,690	$1,545	$1,942

Reinvestment rate (Non-GAAP)	60%	67%	63%	61%	50%

SECOND-QUARTER 2026 GUIDANCE

Note: Devon’s second-quarter 2026 guidance reflects standalone Devon operations. Full-year guidance for the combined entity will be provided in mid-June 2026.

PRODUCTION GUIDANCE

	Quarter 2
	Low	High
Oil (MBbls/d)	389	395
Natural gas liquids (MBbls/d)	230	235
Gas (MMcf/d)	1,390	1,430

Total oil equivalent (MBoe/d)	851	868

CAPITAL EXPENDITURES GUIDANCE

	Quarter 2
(in millions)	Low	High
Upstream capital	$860	$900
Midstream and other capital	15	25

Total capital	$875	$925

PRICE REALIZATIONS GUIDANCE

	Quarter 2
	Low	High
Oil - % of WTI	95%	99%
NGL - % of WTI	20%	24%
Natural gas - % of Henry Hub	10%	30%

OTHER GUIDANCE ITEMS

	Quarter 2
($ millions, except Boe and %)	Low	High
Marketing and midstream operating profit	$(20)	$(10)
LOE and GP&T per BOE	$8.30	$8.70
Production and property taxes as % of upstream sales	7.0%	7.5%
Exploration expenses	$—	$10
Depreciation, depletion and amortization	$940	$990
General and administrative expenses	$115	$130
Financing costs, net	$90	$100
Other expenses	$—	$10

INCOME TAX GUIDANCE

	Quarter 2
(% of pre-tax earnings)	Low	High
Current income tax rate (1)	15%	17%
Deferred income tax rate	5%	7%

Total income tax rate	~22%

(1)

Devon recognized a one-time current tax benefit of approximately $218 million in Q1 2026 related to new tax guidance under the One Big Beautiful Bill Act. With that benefit pulled into Q1 and higher oil pricing, Q2’s 2026 current tax rate reflects a normalized go-forward run-rate.

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2026 & 2027 HEDGING POSITIONS

Oil Commodity Hedges

	Three Way Collars
Period	Volume (Bbls/d)	Weighted Average Floor Sold Price ($/Bbl)	Weighted Average Floor Purchased Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q2 2026	100,000	$49.86	$60.11	$72.07
Q3-Q4 2026	113,000	$49.36	$59.36	$70.85
Q1-Q4 2027	37,397	$45.78	$55.78	$71.89

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q2-Q4 2026	Midland Sweet	46,000	$1.10
Q2 2026	WTI/Brent	9,890	$(5.54)
Q3-Q4 2026	WTI/Brent	8,000	$(5.66)
Q2 2026	NYMEX Roll	76,044	$0.22
Q3-Q4 2026	NYMEX Roll	91,000	$1.66
Q1-Q4 2027	Midland Sweet	46,000	$1.00
Q1-Q4 2027	Magellan East Houston	20,000	$1.77

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q2 2026-Q4 2026	247,500	$3.80	230,000	$3.26	$4.90
Q1 2027-Q4 2027	—	$—	90,000	$3.50	$4.31

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q2–Q4 2026	Houston Ship Channel	50,000	$(0.29)
Q2–Q4 2026	WAHA	150,000	$(1.79)

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of March 31, 2026.

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